Potentially Dilutive Securities	9 Months Ended
Sep. 30, 2019
Potentially Dilutive Securities
Potentially Dilutive Securities

5. Potentially Dilutive Securities

The Company’s potentially dilutive securities, which include stock options, restricted stock units and warrants, have been excluded from the computation of diluted net loss per common share as the effect of including those securities would be to reduce the net loss per common share and be antidilutive. Therefore, the denominator used to calculate both basic and diluted net loss per common share is the same in each period presented.

The following outstanding potentially dilutive securities have been excluded from the computations of diluted net loss per common share:

	As of September 30,
	2019	2018
Options to purchase common stock	15,139,374	15,551,023
Warrants to purchase common stock	331,193	331,193
	15,470,567	15,882,216